Exhibit 10.13
WHEN RECORDED OR FILED,
PLEASE RETURN TO:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: Linda Daugherty

Space above for County Recorder’s Use
MORTGAGE, ASSIGNMENT OF LEASES,
SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT
FROM
ENERGY CORPORATION OF AMERICA,
as MORTGAGOR
TO
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
AS TRUSTEE OF ECA MARCELLUS TRUST I,
as MORTGAGEE
Dated as of                     , 2010
A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS
INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.
THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES PURSUANT TO 42 PA.C.S. § 8144.
THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND THE ACCOUNTS RELATED THERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON THE EXHIBITS HERETO. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBITS ATTACHED HERETO.
PORTIONS OF THE MORTGAGED PROPERTIES ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN THE EXHIBITS HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OR THE UCC RECORDS.

- ii -

MORTGAGE, ASSIGNMENT OF LEASES,
SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT
     THIS MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) is entered into as of                     , 2010 by Energy Corporation of America, a West Virginia corporation (herein called “Mortgagor”), whose address for notice is 4643 South Ulster Street, Suite 1100, Denver, CO 80237, and The Bank of New York Mellon Trust Company, N.A., acting not in its individual capacity but solely as trustee of ECA Marcellus Trust I, a Delaware statutory trust, as mortgagee (“Mortgagee”) whose address for notice is c/o The Bank of New York Mellon Trust Company, N.A., 919 Congress Avenue, Suite 500, Austin Texas 78701.
R E C I T A L S:
     A. By means of (1) a Term Overriding Royalty Interest Conveyance (PUD) dated as of                     , 2010 (the “Term Conveyance (PUD)”) from Mortgagor to Eastern Marketing Corporation, a true and correct copy of which is annexed hereto as Annex A-1 and made a part hereof and (2) a Perpetual Overriding Royalty Interest Conveyance (PUD) dated as of                     , 2010 (the “Perpetual Conveyance (PUD)” and together with the Term Conveyance (PUD) collectively the “Conveyances”) from Mortgagor to Mortgagee, a true and correct copy of which is annexed hereto as Annex A-2 and made a part hereof, Mortgagor has conveyed and assigned to Mortgagee or Eastern Marketing Corporation, as applicable, the “Royalty Interest”, as defined therein and herein so called. Reference is made to the Conveyances for the meaning of capitalized terms that are defined therein (and not otherwise defined herein), which terms shall have the same meanings when used herein.
     B. Eastern Marketing Corporation has assigned the Term Conveyance (PUD) and all rights thereunder to the Mortgagee, and consequently the Mortgagee holds all of the Royalty Interest described above.
     C. Mortgagor is executing and delivering this Mortgage in order to secure the drilling obligations of the Mortgagor under that certain Development Agreement dated as of                     , 2010 (the “Development Agreement”) between Mortgagor and Mortgagee.
     D. Each Royalty Interest is carved out of the applicable Subject Interests.
     E. The Mortgaged Properties (as hereinafter defined) include (but are not limited to) interests in the Subject Lands described on Exhibit A to each of the Conveyances attached hereto, which Exhibits A are incorporated herein by reference for all purposes. This Mortgage is to be recorded in Greene County, Pennsylvania.
     F. Mortgagee has conditioned its execution and delivery of the Conveyances and the Development Agreement upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

     NOW, THEREFORE, in order to comply with the terms and conditions of the Conveyances and the Development Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Mortgagee as follows:
ARTICLE I.
Granting Clauses; Secured Obligations
     Section 1.1 Grant and Mortgage. Mortgagor, in order to secure the payment and performance of the secured obligations hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby GRANT, BARGAIN, SELL, ALIEN, CONVEY, TRANSFER, MORTGAGE, ASSIGN, WARRANT, PLEDGE, HYPOTHECATE and CONFIRM to Mortgagee, its successors and assigns, for the benefit of Mortgagee, with mortgage covenants, and upon the statutory mortgage condition for the breach of which this Mortgage may be subject to foreclosure as provided by applicable law, all of the following described rights, interests and properties which are located in Greene County, Pennsylvania (the “Mortgaged Properties”):
     (a) All of Mortgagor’s right, title, interest and estate now owned or hereafter acquired in and to those certain oil, gas or other mineral leases (the “Gas Leases”) in the Subject Lands more particularly described on Exhibit “A” to the Conveyances attached hereto and Additional Leases (as defined in the Conveyances) within the Target Formation within the AMI Area (the “Retained Mineral Interests”);
     (b) All easements, servitudes, rights-of-way, surface leases and other surface rights on and over the Subject Lands (the “Surface Rights”) which are now or hereafter used, or held for use, in connection with the Retained Mineral Interest;
     (c) All licenses, permits and other regulatory approvals held by Mortgagor to the extent relating to the Retained Mineral Interests;
     (d) All proceeds of all of the rights, titles and interests of Mortgagor described in the foregoing paragraphs (a) through (c) (exclusive of rents, revenues, royalties and profits arising under the Gas Leases) whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real, personal or other assets; and
     (e) Any and all liens, security interests, financing statements or similar interests of Mortgagor attributable to the Retained Mineral Interests arising under or created by any statutory provision, judicial decision or otherwise.
     TO HAVE AND TO HOLD the Mortgaged Properties unto Mortgagee, and Mortgagee’s successor and assigns, for the benefit of the Mortgagee, upon the terms, provisions and conditions herein set forth.

     Section 1.2 Grant of Security Interest; Fixture Filing. In order to further secure the payment of the secured obligations hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, indemnities and undertakings of Mortgagor hereinafter described, Mortgagor does hereby grant to Mortgagee a security interest in and to the Mortgaged Properties (whether now owned or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Properties consists of personal property of any kind or character defined in and subject to the provisions of Article 9 of the Uniform Commercial Code as in effect from time to time as part of the laws applicable to this Mortgage (the “Applicable UCC”), (such personal property being the “Collateral”). Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Mortgaged Properties and the grant of the foregoing security interest which are defined in the Applicable UCC shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Applicable UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Applicable UCC have, at all times, the broadest and most inclusive meanings possible. If the Applicable UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.
     This Mortgage constitutes a security agreement, fixture filing and financing statement as those terms are used in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the “PA UCC”). For purposes of this Section 1.2, this Mortgage is to be filed and recorded in, among other places, the real estate records of the County in which the Mortgaged Properties are is located and the following information is included: (1) Mortgagor shall be deemed the “Debtor” with the address set forth for Mortgagor on the first page of this Mortgage which Mortgagor certifies is accurate; (2) Mortgagee shall be deemed to be the “Secured Party” with the address set forth for Mortgagee on the first page of this Mortgage and shall have all of the rights of a secured party under the PA UCC; (3) this Mortgage covers goods which are or are to become fixtures; (4) the name of the record owner of the Gas Leases and Surface Rights is Energy Corporation of America, the Debtor; (5) the organizational identification number of the Debtor is                     ; (6) the Debtor is a corporation organized under the laws of the State of West Virginia; and (7) the legal name of the Debtor is Energy Corporation of America. The Debtor hereby authorizes Mortgagee to file any financing statements and terminations thereof or amendments or modifications thereto without the signature of the Debtor, where permitted by law; provided, however, this authorization does not release Mortgagor from its general duty under this Mortgage, the Development Agreement or the Conveyances to take all actions necessary to perfect and maintain the perfected interest of Mortgagee in the Mortgaged Properties.
     Section 1.3 Assignment of Leases.
     (a) This Mortgage is also an absolute and unconditional assignment to Mortgagee of the Gas Leases, whether now in existence or hereafter arising, for the purpose of vesting in Mortgagee, subject to the Permitted Encumbrances (as defined in the Conveyances attached hereto as Annex A-1 and Annex A-2), a, perfected security interest in the Gas Leases. Mortgagor hereby assigns, transfers and sets over to Mortgagee all of the Gas Leases.

     (b) So long as no default (as hereinafter defined) has occurred and is then continuing, Mortgagor shall have a license, revocable at the will of Mortgagee following the occurrence and continuation of a default, to enforce the Gas Leases and exercise Mortgagor’s rights thereunder.
     (c) Notwithstanding any legal presumption to the contrary, Mortgagee shall not be obligated by reason of its acceptance of this assignment to perform any obligation of Mortgagor as lessee under any Gas Lease. The acceptance of this assignment shall not constitute a waiver of any rights of Mortgagee under the Development Agreement or the Conveyances or constitute a cure of any default by Mortgagor thereunder.
     Section 1.4 Development Agreement and Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following, obligations, indebtedness and liabilities:
     (a) The full performance of all obligations, covenants, agreements and undertakings of and by Mortgagor from time to time owing to Mortgagee under Article II of the Development Agreement;
     (b) Any sums advanced or expenses or costs incurred by the Mortgagee (or any receiver appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the Applicable Rate (as defined hereinafter) or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed; and
     (c) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties, damages and liabilities with respect to indebtedness or other obligations described above in this Section 1.4, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.
     Section 1.5 Secured Obligations. The obligations referred to in Section 1.4, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “secured obligations” or the “obligations secured hereby”. It is contemplated and acknowledged that the secured obligations may include obligations hereafter arising and that this Mortgage shall have effect, as of the date hereof, to secure all secured obligations, regardless of whether any amounts exist on the date hereof or arise on a later date or, whether having arisen or been advanced, are later repaid in part or in whole and further obligations arise or advances are made at a later date.
     Section 1.6 Limitation on Obligations. The Mortgagor and Mortgagee hereby agree and acknowledge that, as of the date hereof, the maximum value of such drilling obligations secured by this Mortgage is $91,000,000, provided that such amount will be adjusted downward, from time to time, pursuant to Section 2.08 of the Development Agreement. Mortgagor and Mortgagee further agree and acknowledge that as the value of the drilling obligations secured hereby reduces pursuant to the Development Agreement, the lien and security interest created by this Mortgage shall be released as to each Development Well as the same is completed in accordance with the Development Agreement. Upon Mortgagor’s request and at Mortgagor’s expense, Mortgagee shall execute and deliver a partial release, which will release in full any lien and/or security interest created by this Mortgage with respect to such Development Well and the proration unit related to such Development Well.
     Section 1.7 Maturity Date. The obligations, covenants, agreements and undertakings of and by Mortgagor from time to time owing to Mortgagee are due to be performed on and before the Drilling Obligation Completion Date (as defined in the Development Agreement), which is 7:00 a.m., Eastern Time, on March 31, 2013, unless extended pursuant to the terms of the Development Agreement to March 31, 2014. The Drilling Obligation Completion Date (as defined in the Development Agreement) shall be the maturity date of this Mortgage, provided that the Total Drilling Target (as defined in the Development Agreement) has been met. If the Total Drilling Target (as defined in the Development Agreement) has not been met by such date, this Mortgage shall continue in full force and effect.
ARTICLE II.
Covenants
     Section 2.1 Mortgagor warrants, represents, covenants and agrees that the Mortgaged Properties are free and clear of all liens, security interests and other Encumbrances, subject only to the Permitted Encumbrances and that, to Mortgagor’s knowledge, Mortgagor is lawfully seized of the estates and interests granted to Mortgagor under the Gas Leases and any instruments evidencing Surface Rights. This Mortgage is subject to (but in no event shall this Mortgage be an assumption of) the Permitted Encumbrances, in each case to the extent and only for so long as the same are valid and subsisting and affect title to the Mortgaged Properties; provided that, the foregoing is not intended to, and shall not, subordinate the first priority lien created hereby.
     Section 2.2 Mortgagor hereby covenants with the Mortgagee as follows:
     (a) Further Assurance. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in the execution or acknowledgment of this Mortgage; (ii) execute, acknowledge, deliver and record or file such further instruments (including further mortgages, security agreements, financing statements, continuation statements, and assignments of accounts, funds, contract rights, and general intangibles) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage; and (iii) execute, acknowledge, deliver, and file or record any document or instrument (including specifically any financing statement) reasonably requested by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all reasonable costs connected with any of the foregoing.

     (b) Name and Place of Business. Mortgagor will not cause or permit any change to be made in its name, identity, limited liability company structure, federal employer identification number or state of organization (whether by merger or otherwise) unless Mortgagor shall have notified Mortgagee of such change at least ten (10) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the liens and security interests in the Mortgaged Properties created hereby. Mortgagor’s exact name is the name set forth in this Mortgage. Mortgagor is a corporation organized under the laws of the State of West Virginia.
     Section 2.3 Except as permitted in Section 11.02 of the applicable Conveyance, Mortgagor will not Transfer any of the Mortgaged Properties without the prior written consent of the Trustee. If any Mortgaged Property is permitted to be Transferred pursuant to Section 11.02 of the applicable Conveyance, the Trustee will execute, acknowledge and deliver a release of this Mortgage to the extent applicable to such Mortgaged Properties proposed to be Transferred pursuant to Section 11.02 of the applicable Conveyance.
ARTICLE III.
Remedies Upon Default
     Section 3.1 Default. The term “default” as used in this Mortgage means:
     (a) the failure by Mortgagor to perform or pay when due any obligation of Mortgagor under Article II of the Development Agreement or this Mortgage, which failure continues for thirty days after receipt by Mortgagor of written notice from Mortgagee demanding such payment or performance;
     (b) failure by the Mortgagor, within thirty (30) days after notice thereof from the Mortgagee, to cure a breach in the due performance or observance of any covenant or agreement contained in this instrument or in Article II of the Development Agreement and not constituting a failure to pay any obligation secured hereby; or
     (c) this Mortgage shall fail to constitute a lien on and prior perfected security interest in any part of the Mortgaged Properties (subject only to Permitted Encumbrances), and such failure is not cured within thirty (30) days after written notice to Mortgagor or Mortgagor otherwise obtains knowledge thereof.
     Section 3.2 Remedies.
     (a) If a default shall occur and be continuing, to the extent provided by applicable law, the Mortgagee shall have the right and option to (i) proceed with an action in mortgage foreclosure and to sell all or any portion of such Mortgaged Properties at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers; or (ii) obtain a judgment for the secured obligations (including amounts advanced by Mortgagee hereunder to protect the Mortgaged Properties or the liens and security interests in the Mortgaged Properties created hereby, all costs and expenses of collection and suit, including any bankruptcy or insolvency proceeding affecting Mortgagor, and reasonable attorneys’ fees incurred in connection with the foregoing) together with interest on such judgment until payment in full is received by Mortgagee. Mortgagee shall have the authority while so in possession to insure (at Mortgagor’s expense) against all risks by reason of having taken such possession and Mortgagor will transfer and deliver to the Mortgagee all policies of insurance upon the Mortgaged Properties not theretofore transferred and delivered to Mortgagee and Mortgagee shall have the right to obtain execution upon the Mortgaged Properties on account of such judgment. Where the Mortgaged Properties are situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by applicable law), and all such Mortgaged Properties may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Properties are to be sold. Nothing contained in this Section 3.2 shall be construed so as to limit in any way any rights to sell the Mortgaged Properties or any portion thereof by private sale if and to the extent that such private sale is permitted under the applicable law of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. The Mortgagor hereby irrevocably appoints, effective upon the occurrence and during the continuance of a default, the Mortgagee, with full power of substitution, to be the attorney-in-fact of the Mortgagor and in the name and on behalf of the Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which the Mortgagor ought to execute and deliver and do and perform any and all such acts and things which the Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of the Mortgagor in the exercise of all or any of the powers hereby conferred on the Mortgagee. At any such sale: (1) it shall not be necessary for the Mortgagee to have physical or constructive possession of the Mortgaged Properties (the Mortgagor hereby covenanting and agreeing to deliver any portion of the Mortgaged Properties not actually or constructively possessed by the Mortgagee immediately upon the Mortgagee’s demand) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (2) each instrument of conveyance executed by the Mortgagee shall contain a special warranty of title, binding upon the Mortgagor and its successors and assigns, (3) each and every recital contained in any instrument of conveyance made by the Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment or nonperformance of the secured obligations, advertisement and conduct of such sale in accordance with applicable law, (4) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (5) the receipt of the Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (6) to the fullest extent permitted by applicable law, the Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the

Mortgaged Property sold and such sale shall be a perpetual bar both at law and in equity against the Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under the Mortgagor, and (7) to the extent and under such circumstances as are permitted by law, the Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the secured obligations (in the order of priority set forth in Section 3.4) in lieu of cash payment.
     (b) If a default shall occur and be continuing, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Applicable UCC, or under any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 3.2, to the extent permitted by applicable law:
     (i) upon the occurrence and during the continuance of a default Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor’s premises to take possession of, assemble and collect the Collateral or to render it unusable;
     (ii) upon the occurrence and during the continuance of a default Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral;
     (iii) written notice mailed to Mortgagor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice;
     (iv) in the event of a foreclosure of the liens, privileges or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith);
     (v) the expenses of sale provided for in clause FIRST of Section 3.4 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition;
     (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated as if the same were sales proceeds; and
     (vii) upon the occurrence and during the continuance of a default, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Collateral either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Mortgaged Properties made under the powers of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any personal property and fixtures included in the Collateral and relating to such real property.
     (c) To the extent permitted by applicable law, the sale hereunder of less than the whole of the Mortgaged Properties shall not exhaust the right to judicial foreclosure, and one or more successive sales may be made until the whole of the Mortgaged Properties shall be sold, and, if the proceeds of such sale of less than the whole of the Mortgaged Properties shall be less than the aggregate of the obligations secured hereby and the expense of conducting such sale, this Mortgage and the liens, privileges and security interests hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Properties just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Mortgaged Properties. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the right to judicial foreclosure, and Mortgagee shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by applicable law. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured obligations or as to the occurrence of any default, or as all of the secured obligations having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done, shall be taken as rebuttably presumptive evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Development Agreement, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of Mortgagee as to the occurrence of an event, such as a default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens or security interests covered hereby, it shall not be necessary for the Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Mortgaged Properties or any part thereof.
     Section 3.3 Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, during the continuance of a default, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Properties, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Properties or the solvency of any person or persons liable for the payment of the obligations secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Mortgagee. Mortgagor expressly waives the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest (the “Applicable Rate”), from the date of making such advancement by Mortgagee until paid, provided, however, that in no instance will the Applicable Rate be greater than the highest rate of interest that Mortgagee may charge to Mortgagor under applicable law.
     Section 3.4 Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the liens or security interests evidenced hereby shall be applied as follows, except as otherwise required by applicable law:
     FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to reasonable attorney’s fees, all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding, if any;
     SECOND, to be applied to the secured obligations as provided in the Development Agreement; and
     THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor’s successors or assigns, or such other persons as may be entitled thereto by law.
     Section 3.5 Foreclosure as to Matured Debt. If a default shall occur and be continuing, Mortgagee shall have the right to proceed with foreclosure of the liens, privileges or security interests evidenced hereby without any requirement that the entire secured obligations have become due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured obligations, in which event such foreclosure sale shall not in any manner affect the unmatured part of the secured obligations but, as to such unmatured part, this Mortgage shall remain in full force and effect as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 3.4. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured obligations.
     Section 3.6 Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in the Development Agreement, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured obligations and the enforcement of the covenants herein and the foreclosure of the liens or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under the Development Agreement or provided for by applicable law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.
     Section 3.7 Discretion as to Security. Mortgagee may resort to any security given by this Mortgage or to any guaranty of the obligations secured hereby, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 3.8 Mortgagor’s Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor’s successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Properties, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured obligations, notice of election to mature or declare due the whole of the secured obligations and all rights to a marshaling of assets of Mortgagor, including the Mortgaged Properties, or to a sale in inverse order of alienation in the event of foreclosure of the liens or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Mortgaged Properties for the collection of the secured obligations without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured obligations out of the proceeds of sale of the Mortgaged Properties in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor’s successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.
     Section 3.9 No Release of Obligations. Neither Mortgagor nor any other Person hereafter obligated for payment of all or any part of the secured obligations shall be relieved of such secured obligations by reason of (i) the failure of Mortgagee or any other Person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Development Agreement; or (ii) the release, regardless of consideration, of the Mortgaged Properties or any portion thereof or interest therein or the addition of any other property to the Mortgaged Properties. Mortgagee may release, regardless of consideration, any part of the Mortgaged Properties without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Properties, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment or performance of the secured obligations. For payment of the secured obligations, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.
     Section 3.10 Discontinuance of Proceedings. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Development Agreement and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the secured obligations, this Mortgage, the Development Agreement, the Mortgaged Properties and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

ARTICLE IV.
Miscellaneous
     Section 4.1 Effective as a Financing Statement. This Mortgage, among other things, covers goods which are or are to become fixtures on the real property described herein and covers as-extracted collateral related to the real property described herein. This Mortgage shall be effective as a financing statement (i) filed as a fixture filing with respect to all fixtures included within the Mortgaged Properties, and (ii) covering all other Mortgaged Properties. This Mortgage is to be filed for record in the real property records of each county where any part of the Mortgaged Properties is situated and may also be filed in the offices of the Bureau of Land Management or any relevant state agency (or any successor agencies). The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage nor its effectiveness as a financing statement covering any type of Mortgaged Properties.
     Section 4.2 Reproduction of Mortgage as Financing Statement; Authorization to File. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 4.1. Without limiting any other provision herein, Mortgagor hereby authorizes Mortgagee to file, in any filing or recording office, one or more financing statements describing the Collateral and any renewal or continuation statements thereof.
     Section 4.3 Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Mortgagee may, at any time after a default has a occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of obligations included in the Collateral to pay Mortgagee directly.
     Section 4.4 Waivers. Mortgagee may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Mortgaged Properties or any interest therein from the lien and security interest of this Mortgage. Any party liable, either directly or indirectly, for the secured obligations or for any covenant herein or in the Development Agreement may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.
     Section 4.5 No Impairment of Security. To the extent allowed by applicable law, the lien, privilege, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured obligations, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Mortgaged Properties, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured obligations.
     Section 4.6 Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured obligations shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.
     Section 4.7 Forbearance or Extension. No forbearance and no extension of the time for the payment of the obligations secured hereby, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the obligations or performance of the obligations secured hereby, or the liability of any other person hereunder or for the payment of the obligations secured hereby.
     Section 4.8 Place of Payment. All secured obligations which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Development Agreement (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.
     Section 4.9 Application of Payments to Certain Obligations. If any part of the secured obligations cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Properties cannot be lawfully subject to the lien, privilege and security interest hereof to the full extent of such obligations, then all payments made shall be applied on said obligations first in discharge of that portion thereof which is not secured by this Mortgage.
     Section 4.10 Compliance With Usury Laws. It is the intent of Mortgagor and Mortgagee to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein, in the Development Agreement or in the Conveyances shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken, reserved or received by applicable law from time to time in effect.

     Section 4.11 Release of Mortgage. In addition to the partial releases required pursuant to Section 1.5 hereof, if Mortgagor has satisfied its obligations under Article II of the Development Agreement, upon request by Mortgagor, Mortgagee shall promptly cause satisfaction, discharge and release of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction, reassignment and/or release as may be appropriate.
     Section 4.12 Notice. All notices, requests, consents, demands and other communications required or permitted hereunder or under the Development Agreement shall be in writing and, unless otherwise specifically provided in the Development Agreement, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telefacsimile, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telefacsimile, upon receipt, and (c) in the case of registered or certified United States mail, three (3) days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Development Agreement which may appear to the contrary, any notice given in connection with a foreclosure of the liens or security interests created hereunder, or otherwise in connection with the exercise by Mortgagee of its rights hereunder or under the Development Agreement, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Mortgaged Properties to which such statute is applicable) constitute proper notice.
     Section 4.13 Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.
     Section 4.14 Gender; Titles; Construction. All references in this Mortgage to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Mortgage unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Mortgage”, “this instrument”, “herein”, “hereof”, “hereunder”’ and words of similar import refer to this Mortgage as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: “including” and its grammatical variations mean “including without limitation”; “or” is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time amended or supplemented; and references herein to any Person include such Person’s successors and assigns. All references in this Mortgage to exhibits and schedules refer to exhibits and schedules to this Mortgage unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes. This Mortgage has been drafted with the joint participation of Mortgagor and Mortgagee and shall be construed neither against nor in favor of either such party but rather in accordance with the fair meaning hereof.
     Section 4.15 Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.
     Section 4.16 Certain Obligations of Mortgagor. Without limiting Mortgagor’s obligations hereunder, Mortgagor’s liability hereunder and the obligations secured hereby shall extend to and include all post petition interest, expenses and other duties and liabilities with respect to Mortgagor’s obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.
     Section 4.17 Authority of Mortgagee. All persons shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts of Mortgagee without the joinder of any party other than Mortgagee in such releases, waivers, consents, approvals, notifications or other acts.
     Section 4.18 Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of the applicable Exhibit A to the Conveyances which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of the applicable Exhibit A to the Conveyances shall be included in such counterparts by reference only. All of the counterparts hereof together shall constitute one and the same instrument. An executed counterpart of this Mortgage containing the full text to the entire Exhibit is recorded in the real property records of Greene County, Pennsylvania.
     Section 4.19 Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and its respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such successors and assigns.
     Section 4.20 FINAL AGREEMENT OF THE PARTIES. THE WRITTEN TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     Section 4.21 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT MAY CAUSE THE APPLICATION OF LAWS OF ANY

OTHER JURISDICTION, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.
     Section 4.22 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”
[Signature Page Follows]

     IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor on the date set forth in the acknowledgement below, to be effective immediately after the granting of the Conveyances and simultaneously with the execution and delivery of the Development Agreement.

ENERGY CORPORATION OF AMERICA
By:
Name:
Title:

The address of Mortgagor is:
Energy Corporation of America
4643 South Ulster Street
Suite 1100
Denver, Colorado 80237
Attention: Michael S. Fletcher
Facsimile No.: (303) 694-2763
With a copy to:
501 56th Street
Charleston, West Virginia 25304
Attention: Donald C. Supcoe
Facsimile No.: (304) 925-3285
With a copy to:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 3500
Houston, Texas 77002
Attention: David P. Oelman
Facsimile No. (713) 615-5861
Signature Page to Mortgage

I do hereby certify that the address of Mortgagee is:
The Bank of New York Mellon Trust Company, N.A.
919 Congress Avenue, Suite 500
Austin, Texas 78701
Attn: Michael J. Ulrich
By:
Name:
Title:
Signature Page to Mortgage

THE STATE OF	§
§
COUNTY OF	§
     On this, the                      day of                     , 2010, before me                     , a Notary Public, personally appeared                     , who acknowledged himself to be the                      of Energy Corporation of America, a West Virginia corporation, and that he as such                     , being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as                     .
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]

My Commission Expires:
Acknowledgment to Signature Page to Mortgage

ANNEX A-1
COPY OF TERM ROYALTY CONVEYANCE (PUD)
Annex A-1 to Mortgage

ANNEX A-2
COPY OF PERPETUAL ROYALTY CONVEYANCE (PUD)
Annex A-2 to Mortgage